ACQUISITION OF ACTIVE COMMUNICATIONS EUROPE. (''ACS'')	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
NOTE 3:-	ACQUISITION OF ACTIVE COMMUNICATIONS EUROPE. (“ACS”)

On December 31, 2015 (the "Closing Date"), the Company entered into a share purchase agreement, according to which the Company acquired 100% of the outstanding shares of ACS. Following the transaction, ACS became a wholly owned subsidiary of the Company.

As part of the share purchase agreement, the Company agreed to pay an earn-out amount based on the sales of the Company’s products related to ACS technology (the “ACS Products”). The earn-out amount shall be calculated based on: (a) 20% of ACS Products net revenues (the "ACS Revenues") after the first $2,000 ACS Revenues up to an earn-out payment of $ 2,000, plus (b) an additional amount of 10% of ACS Revenues after the first $ 20,000 ACS Revenues (the "ACS Earn-Out").

The acquisition was accounted for using the purchase method. The $4,109 purchase price for the acquisition was composed of the following amounts: (i) $2,000 payment in cash payable on the Closing Date, and (ii) $2,109, which represented the fair value of the ACS Earn-Out.

In addition, the Company shall pay $500 after 12 months and additional $500 after 24 months following the Closing Date upon meeting cumulative conditions (including service conditions) for each of these two periods (the "Deferred Payments"). The Deferred Payments will be recorded as payroll expenses during the periods for which the deferred payments are contingent upon.

The following table summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Current assets	$305
Property and equipment	20
Technology	1,917
Customer relationships	312

Total identifiable assets acquired	2,554

Current liabilities	(361)
Deferred tax liability	(557)

Total identifiable liabilities assumed	(918)

Net identifiable assets acquired	1,636
Goodwill	2,473

Net assets acquired	$4,109

The Company allocated the acquired assets and liabilities assumed based on a preliminary purchase price allocation.

The fair values of the acquired technology and customer relationships were valued using the income approach. This method utilized a forecast of expected cash inflows, cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

The excess of the purchase price over the preliminary assessment of the net tangible and intangible assets acquired resulted in goodwill of $2,473. The goodwill is primarily attributable to expected synergies resulting from the acquisition. The acquired technology and customer relationships are being amortized on a straight-line basis over a period of 7 and 5-7 years, respectively.

The fair value of the Earn-Out was estimated by utilizing the income approach, taking into account the potential cash payments discounted to arrive at a present value amount, based on the Company's expectation as to future revenues of ACS products in the three subsequent annual periods following the Closing Date. The discount rate was based on the market interest rate and estimated operational capitalization rate.